Northeast Pennsylvania Financial Corp.



                               Filing Type: 8-K/A
                       Description: Amended Current Report
                          Filing Date: January 24, 2001
                         Period End: September 30, 2000


                             Primary Exchange: AMEX
                                   Ticker: NEP

                                Table of Contents


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                                     8-K/A

Item 7.........................................................................1

                                      EX-23

EX-23..........................................................................4

                                     EX-99.1

EX-99.1........................................................................4

                                     EX-99.3

Proforma Unaudited Combined Condensed Balance Sheet as of September 30, 2000...5 Proforma Unaudited Combined Condensed Income Statement for the Year Ended
September 30, 2000.............................................................6

      8-K/A
          1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 2000

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                1-13793          06-1504091
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)

12 E. Broad Street, Hazleton PA                        18201-6591
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (570) 459-3700

                                 Not Applicable

         (Former name or former address, if changed since last report.)
       =================================================================

             Northeast Pennsylvania Financial Corp. hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 10, 2000 and filed on November 21, 2000 as set forth herein.
   -
Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

     The Consolidated Balance Sheets as of June 30, 2000 and 1999, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders'Equity and Consolidated Statements of Cash Flows for the years ended June 30, 2000 and 1999 of Security of Pennsylvania Financial Corp. and subsidiary, and the related Notes to Consolidated Financial Statements are incorporated herein by reference to 10-KSB hereof.

     (b)  Pro forma financial information.

          The pro forma financial statements of Northeast Pennsylvania Financial Corp. and Security of Pennsylvania Financial Corp. required by Item 7(b) of Form 8-K are incorporated herein by reference to Exhibit 99.3 hereof.

             The following statements contain selected condensed financial information for Northeast Pennsylvania Financial Corp. and Security of Pennsylvania Financial Corp. on an unaudited pro forma condensed combined consolidated basis giving effect to the merger that was consummated on November 10, 2000 applying the purchase method of accounting. The pro forma condensed statements of income assume the acquisition was completed on the first day of the period presented.

             The unaudited pro forma condensed balance sheet presents the combined financial position of Northeast Pennsylvania Financial Corp. as of September 30, 2000 and Security of Pennsylvania
             Financial Corp. as of June 30, 2000.The unaudited pro forma condensed balance sheet reflects (1) the acquisition applying the purchase method of accounting and (2) certain adjustments that are directly attributable to the merger including allocation of the purchase price. The pro forma condensed balance sheet assumes that the acquisition was completed as of September 30, 2000.

             The unaudited pro forma condensed financial statements have been prepared based upon currently available information and assumptions deemed appropriate by management of Northeast Pennsylvania Financial Corp. This pro forma information may not be indicative of what actual results would have been, nor does such data purport to represent the combined financial results of Northeast Pennsylvania Financial Corp. and Security of Pennsylvania Financial Corp. for future periods.

             There may be certain cost savings and/or revenue enhancements that will result from the merger. The information furnished in the statements does not reflect either the cost savings or the revenue enhancements that may or may not be achieved.

(c)  Exhibits.

           2.1 Agreement, dated as  of  June 1, 2000,  by  and  among  Northeast
               Pennsylvania Financial Corp., Northeast Acquisition, Inc. and Security of Pennsylvania Financial Corp.*

          23   Consent of Parente Randolph, PC

          99.1 Report of Parente Randolph, PC

          99.2 Consolidated Balance Sheets as of June 30, 2000 and 1999, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended June 30, 2000 and 1999 of Security of Pennsylvania Financial Corp and subsidiary, and the related Notes to Consolidated Financial Statements are incorporated herein by reference to pages F-2 through F-37 to the Form 10K SB of Security of Pennsylvania Financial Corp. for the Fiscal year ended June 30, 2000 (File No. 1-14577)


          99.3 Pro forma unaudited financial statements of Northeast Pennsylvania Financial Corp. and Security of Pennsylvania Financial Corp.

---------------
*Previously Filed.
          -
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHEAST PENNSYLVANIA FINANCIAL CORP.

Dated:  January 24, 2001

                              By /s/ E. Lee Beard
                                   E. Lee Beard,
                                   President and Chief Executive
                                   Officer
          -
                                  EXHIBIT INDEX


Exhibit Number

     23             Consent of Parente Randolph, PC

     99.1           Report of Parente Randolph, PC

     99.3 Pro forma unaudited financial statements of Northeast Pennsylvania Financial Corp. and Security of Pennsylvania Financial Corp.

  EX-23
          2


                                                  EXHIBIT 23



             CONSENT OF PARENTE RANDOLPH, PC


     We consent to the inclusion in this Amendment No. 1 to the Form 8-K of Northeast Pennsylvania Financial Corp. of our report dated August 1, 2000.

                              PARENTE RANDOLPH, PC


January 24, 2001                                    /s/ Parente Randolph, PC



      EX-99.1
          3

                                                  EXHIBIT 99.1


                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
Northeast Pennsylvania Financial Corp.
Hazleton, Pennsylvania

We have audited the accompanying consolidated balance sheets of Security of Pennsylvania Financial Corp. and subsidiary as of June 30, 2000 and 1999, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the each of the three years ended in the period June 30, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Security of Pennsylvania Financial Corp. and subsidiary as of June 30, 2000 and 1999 and the results of its operations and its cash flows for each of the three years in the period ended June 30,2000, in conformity with generally accepted accounting principles.

                              PARENTE RANDOLPH, PC

Hazleton, Pennsylvania
August 1, 2000                                       /s/ Parente Randolph, PC

      EX-99.3
          5


                                                  EXHIBIT 99.3

On November 10, 2000, Northeast Pennsylvania Financial Corp. completed its acquisition of Security of Pennsylvania Financial Corp. for $17.50 per share in a transaction to be accounted for using the purchase method of accounting. Immediately upon consummating the transaction Security of Pennsylvania Financial Corp. and its subsidiary, Security Savings Bank, were merged into Northeast Pennsylvania Financial Corp. and its subsidiary, First Federal Bank, respectively. The following financial information illustrates the proforma unaudited combined condensed balance sheet as of September 30, 2000 and the proforma unaudited combined condensed income statement for the year ended September 30, 2000. The information was based on the financial statements contained in each entities most recent annual report found in Form 10-K, which for Northeast Pennsylvania Financial Corp. was as of September 30, 2000 and for Security of Pennsylvania Financial Corp was as of June 30, 2000.

      PRO FORMA UNAUDITED COMBINED CONDENSED BALANCE SHEET
                       AS OF SEPTEMBER 30, 2000
                             (In thousands)

                                                                                 Proforma
                                                                                   NEP
                                                                                   and
                                                                  Proforma       Security
                                      NEP       Security         Adjustments     Combined

Cash and amounts due
 from depository
 institutions .........            $  6,295     $ 7,131          $(644)(5)       $ 12,782
Securities available for sale       157,474      38,221        (23,745)(3)        171,950
Securities held to maturity          30,336       5,485            (91)(4)         35,730
Loans(2) ..............             419,267      81,304         (2,683)(4)        497,888
Allowance for
  loan losses..........              (4,162)       (468)             -             (4,630)
Other assets ..........              28,132       3,249          8,048 (4)         39,429

Total assets ..........             637,342     134,922        (19,115)           753,149


Deposits ..............             419,671      97,990              -            517,661
Borrowings ............             139,115      17,000              -            156,115
Other liabilities .....               5,581         817              -              6,398

Total liabilities .....             564,367     115,807              -            680,174

Common Stock ..........                  64          16            (16)(3)             64
Additional paid-in
    capital .............            62,164      14,879        (14,879)(3)         62,164
Common Stock acquired
    by stock benefit plans..         (6,221)     (1,741)         1,741 (3)         (6,221)

Retained Earnings
    substantially restricted..        33,207      9,818         (9,818)(3)         33,207
Accumulated other
    comprehensive income(loss)        (3,711)    (1,480)         1,480 (3)         (3,711)
Treasury stock.....                  (12,528)    (2,377)         2,377 (3)        (12,528)

                                       5

Total shareholders'
  equity ..............               72,975     19,115        (19,115)(3)         72,975
Total liabilities and
  shareholders'
  equity  .............              637,342    134,922        (19,115)           753,149


---------------------

(1) Proforma balance sheets are based on September 30, 2000 audited financial statements of Northeast Pennsylvania Financial Corp. and June 30, 2000 audited financial statements of Security of Pennsylvania Financial Corp.

(2)  Loans are shown net of unearned discounts and origination fees.

(3) Represents adjustment to equity accounts for the retirement of Security's 1,356,885 shares which were purchased by NEP for $17.50 each and funded by the sale of securities available for sale.
          -
(4) Represents purchase accounting adjustments to mark assets and liabilities to market net of deferred tax effect. The purchase accounting adjustments used herein are preliminary and subject to change.

(5)  Represents cash paid for merger related expenses.


     PRO FORMA UNAUDITED COMBINED CONDENSED INCOME STATEMENT (1)
             FOR THE YEAR ENDED SEPTEMBER 30, 2000
              (In thousands, except per share data)

                                                                NEP
                                                                and
                                                Adjust-      Security
                          NEP      Security     ments(2)     Combined

Interest income......   $45,146     $9,017       $624         $54,787
Interest expense.....    26,531      4,677          -          31,208
Net interest income..    18,615      4,340        624          23,579
Provision for loan
  losses.............     1,467         64          -           1,531
Net interest income
  after provision
  for loan losses....    17,148      4,276        624          22,048
Other non-interest
  income.............     1,896        361          -           2,257
Non-interest expense.    14,527      3,652        675          18,854
Income before taxes..     4,517        985        (51)          5,451
Income taxes.........       581        473        (17)          1,037
Net income...........     3,936        512        (34)          4,414

Earnings per share,
  Basic................    $.84       $.39          -            $.94
Earnings per share,
  Diluted..............    $.81       $.38          -            $.92

------------------


(1) Proforma Income Statements are based on September 30, 2000 audited financial statements of Northeast Pennsylvania Financial Corp. and June 30, 2000 audited financial statements of Security of Pennsylvania Financial Corp.

(2) The adjustments to revenue consist of accretion of the mark-to-market adjustment on loans purchased in the transaction. The adjustment to expenses include the cost of the merger transaction relating to legal and investment banking fees as well as amortization of the core deposit intangible asset. The effect of the purchase adjustments on reported results of operations for each of the next five years ending September 30, 2001 through September 30, 2005, for items such as loan discount accretion and core deposit intangible amortization would be a net after tax decrease to earnings of $34,000, $80,000, $153,000, $207,000 and
       $210,000, respectively. The purchase accounting adjustments used herein are preliminary and subject to change.
          -

                                       6